EXHIBIT 32



  CERTIFICATION OF CHIEF EXECUTIVE OFFICER  AND CHIEF FINANCIAL OFFICER PURSUANT
       TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

     I, Max Maxwell, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Texhoma Energy, Inc. on Form 10-QSB/A for the quarterly period ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB/A fairly presents in all material respects the financial condition and results of operations of Texhoma Energy, Inc.

                              By:/s/ Max Maxwell
                              --------------------------
                              Max Maxwell
                              Chief Executive Officer and
                              Chief Financial Officer
                              (Principal Accounting Officer)

November 2, 2006

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